UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2011 (January 26, 2011)

TS&W / Claymore Tax-Advantaged Balanced Fund
(Exact name of registrant as specified in its charter)

Delaware	811-21515	32-6031278
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2455 Corporate West Drive
Lisle, Illinois		60532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (630) 505-3700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 7.01      Regulation FD Disclosure.

On January 26, 2011, the Board of Trustees of TS&W / Claymore Tax-Advantaged Balanced Fund (the “Fund”) amended and restated in its entirety the By-Laws of the Fund (the “Amended and Restated By-Laws”).  The Amended and Restated By-Laws are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits

3.1	Amended and Restated By-Laws of TS&W / Claymore Tax-Advantaged Balanced Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND

	By:	/s/ Elizabeth Hudson
	Name:	Elizabeth Hudson
	Title:	Secretary
DATE: January 27, 2011

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of TS&W / Claymore Tax-Advantaged Balanced Fund

4